UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 26, 2001


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000

FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
July 26, 2001                       Media: Patricia Cameron (318) 388-9674
                                    patricia.cameron@centurytel.com
                                    Investors: Jeffrey S. Glover (318) 388-9648 jeff.glover@centurytel.com

CenturyTel Achieves Second Quarter Earnings Per Share of 38 Cents

MONROE, La..CenturyTel,Inc.(NYSE Symbol:CTL) announces operating results for second quarter 2001.

o Revenues climbed 22.6% to $518.9 million.
o Excluding nonrecurring gains and losses, earnings before interest, taxes, depreciation and amortization (EBITDA) increased 18.9% to $261.3 million.
o Net income, excluding nonrecurring gains and losses, was $53.5 million.
o Excluding nonrecurring gains and losses, cash earnings per share was $.48.
o Diluted earnings per share, excluding nonrecurring gains and losses, was $.38.

Second Quarter Highlights                            Qtr Ended     Qtr Ended   % Change
(Excluding nonrecurring gains and losses)            6/30/2001     6/30/2000
(Dollars in thousands, except per share amounts)
---------------------------------------------------------------------------------------
Revenues                                           $   518,936   $  423,156     22.6%
EBITDA                                                 261,270      219,649     18.9%
Net Income                                              53,538       57,845     (7.4%)
Cash Earnings Per Share                                    .48          .50     (4.0%)
Diluted Earnings Per Share                                 .38          .41     (7.3%)
Average Diluted Shares Outstanding                     142,059      141,732       .2%

Telephone Revenues                                     367,884      276,088     33.2%
Wireless Revenues                                      109,686      111,142     (1.3%)
Other Operations Revenues                               41,366       35,926     15.1%
---------------------------------------------------------------------------
Telephone Access Lines                               1,807,950    1,296,043     39.5%
Wireless Units in Majority-Owned Markets               779,958      749,400      4.1%
---------------------------------------------------------------------------

         "CenturyTel achieved revenue growth of more than 22% as a result of contributions from acquisitions coupled with strong growth in our long distance and Internet businesses," said Glen F. Post, III, President and Chief Executive Officer. "Despite a sluggish economy which has led to weaker telephone access line growth, we continue to see strong demand for data services. Excluding acquisitions, data revenues jumped 29% this quarter. During the quarter we reached another milestone in our long distance business as we surpassed the 400,000 customer mark."

         CenturyTel experienced non-recurring pre-tax items of $158.6 million related to a gain on sale of PCS spectrum net of the write-down of certain non-operating assets. Financial data presented in the body of the press release excludes these one-time items.

         Consolidated revenues rose 22.6% to $518.9 million from $423.2 million. EBITDA grew to $261.3 million from $219.6 million, an 18.9% increase. CenturyTel achieved a consolidated EBITDA margin of 50.3% during the quarter. Net income was $53.5 million in the second quarter of 2001 compared to $57.8 million in the second quarter 2000. The decline in net income is due to higher interest expense, amortization of goodwill stemming from acquisitions, certain regulatory issues that are being addressed, and higher expenses related to CLEC and DSL growth initiatives. Cash earnings per share was $.48 in second quarter 2001 compared to $.50 in second quarter 2000. Diluted earnings per share was $.38 in the second quarter 2001 compared to $.41 in second quarter 2000.

         Telephone revenues grew 33.2% to $367.9 million during the quarter compared with $276.1 million in second quarter 2000. The 493,000 access lines acquired from Verizon during 2000 contributed $86.7 million in telephone revenues during the second quarter. Telephone operating income increased 20.0%, reaching $99.4 million from $82.8 million in second quarter 2000, and EBITDA rose 31.8% to $198.3 million from $150.5 million a year ago. CenturyTel's second quarter telephone EBITDA margin was 53.9% while the operating income margin was 27.0%.

         "CenturyTel continues to make solid progress resolving regulatory issues in Arkansas and Wisconsin, which, once resolved, should enhance our financial performance over the remainder of the year," Post said.

         Wireless revenues declined 1.3% to $109.7 million in second quarter 2001 compared with $111.1 million in second quarter 2000. Roaming revenues declined 3.6% to $22.4 million compared to $23.2 million a year ago. Wireless operating income was $31.0 million compared to $32.8 million, a 5.5% decrease, and EBITDA decreased 5.9% to $46.6 million compared to $49.6 million a year ago. CenturyTel's second quarter wireless EBITDA margin was 43.5% based on service revenues, and the operating income margin was 29.0% based on service revenues. Net wireless subscriber additions were 11,100 for the quarter. Average monthly cellular service revenue per user was $46 during second quarter 2001.

         "CenturyTel's continued focus on post-paid wireless customer growth resulted in a 36% increase in post-paid net additions from first quarter 2001 levels," Post said.

         Other operations revenues grew 15.1% to $41.4 million during second quarter 2001 compared with $35.9 million in second quarter 2000. CenturyTel's long distance revenues increased 13.6% to $28.5 million from $25.1 million. CenturyTel now serves more than 414,000 long distance customers, adding more than 21,500 during the quarter. Internet revenues rose 65.3% to $8.7 million from $5.3 million. The company experienced a $3.1 million operating loss this quarter in its Internet operations due to startup expenses pertaining to the rapid growth of DSL. CenturyTel now serves more than 15,700 DSL customers, adding more than 4,300 during the quarter. CLEC operating losses were $2.7 million during the quarter.

         "DSL and Internet service remain the fastest growing areas of our business. We are pleased with the demand for these services," Post said.

         During the first six months of 2001, net income decreased 4.0% to $101.5 million from $105.7 million in 2000. Diluted earnings per share declined 5.3% to $.71 from $.75, and consolidated revenues increased 23.8% to $1,034.9 million from $836.1 million. Earnings before interest, taxes, depreciation and amortization (EBITDA) was $518.5 million compared with $422.2 million a year ago.

         CenturyTel provides updated financial guidance for 2001. Due principally to continued weakness in the general economy, CenturyTel is reducing its 2001 revenue and operating cash flow guidance. For the year, the company anticipates achieving total revenues and operating cash flow in the range of $2.10 billion to $2.14 billion and $1.01 billion to $1.04 billion, respectively. The company still believes it can achieve the annual 2001 earnings guidance provided last quarter. The company continues to estimate that cash earnings per share, before one-time items, will be $1.94 to $2.04. For 2001, earnings per share, before one-time items, will be within the range of $1.52 to $1.62.

         For the third quarter, total revenues are expected to range from $520 million to $535 million. CenturyTel believes third quarter operating cash flow will be in the range of $250 million to $265 million. Cash earnings per share is anticipated to be $.47 to $.52, while earnings per share is expected to be in the range of $.37 to $.42.

         All amounts disclosed above exclude one-time items.

                           --------------------------
In addition to historical information, this release includes forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyTel. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the Company's ability to effectively manage its growth, including integrating newly acquired businesses into our operations, hiring adequate numbers of qualified staff and successfully upgrading our billing and other information systems; the inherent risk of rapid technological change; the effects of on-going changes in the regulation of the Company or the communications industry generally; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for, or pricing of, the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; higher than anticipated interest rates; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The information contained in this release is as of July 26, 2001. The Company undertakes no obligation to update or revise any of this information whether a result of new information, future events or developments, or otherwise.

                           --------------------------
         CenturyTel's management will be hosting a conference call July 26 at 10:30 A.M. Central time to discuss second quarter earnings and the outlook for 2001. Investors can access CenturyTel's earnings conference call and replay by accessing the company's Web site at (www.centurytel.com)

         CenturyTel, Inc. provides communications services including local exchange, wireless, long distance, Internet access and data services to more than three million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 8th largest local exchange telephone company, based on access lines, and the 8th largest cellular company, based on population equivalents owned, in the United States.

         Visit CenturyTel's corporate Web site at (www.centurytel.com)


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (UNAUDITED)


                                                                            INCREASE
In thousands, except per share amounts             2001         2000       (DECREASE)
------------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
   Local service                                $ 123,293       90,527          36.2%
   Network access                                 212,570      160,933          32.1%
   Other                                           32,021       24,628          30.0%
----------------------------------------------------------------------
                                                  367,884      276,088          33.2%
----------------------------------------------------------------------

Operating expenses
   Plant operations                                93,490       59,763          56.4%
   Customer operations                             28,814       25,509          13.0%
   Corporate and other                             47,271       40,336          17.2%
   Depreciation and amortization                   98,927       67,631          46.3%
----------------------------------------------------------------------
                                                  268,502      193,239          38.9%
----------------------------------------------------------------------
Telephone operating income                         99,382       82,849          20.0%
----------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
   Service revenues                               107,102      107,351          (0.2%)
   Equipment sales                                  2,584        3,791         (31.8%)
----------------------------------------------------------------------
                                                  109,686      111,142          (1.3%)
----------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                           5,837        6,356          (8.2%)
   System operations                               17,175       16,380           4.9%
   General, administrative and customer service    21,055       19,421           8.4%
   Sales and marketing                             18,996       19,431          (2.2%)
   Depreciation and amortization                   15,606       16,742          (6.8%)
----------------------------------------------------------------------
                                                   78,669       78,330           0.4%
----------------------------------------------------------------------
 Wireless operating income                         31,017       32,812          (5.5%)
----------------------------------------------------------------------

            OTHER OPERATIONS
Operating revenues
  Long distance                                    28,514       25,099          13.6%
  Internet                                          8,718        5,273          65.3%
  Other                                             4,134        5,554         (25.6%)
----------------------------------------------------------------------
                                                   41,366       35,926          15.1%
----------------------------------------------------------------------

Operating expenses
   Cost of sales and other                         34,897       25,299          37.9%
   Depreciation and amortization                    1,663        1,396          19.1%
----------------------------------------------------------------------
                                                   36,560       26,695          37.0%
----------------------------------------------------------------------
Other operating income                              4,806        9,231         (47.9%)
----------------------------------------------------------------------

TOTAL OPERATING INCOME                            135,205      124,892           8.3%

OTHER INCOME (EXPENSE)
   Nonrecurring gains and losses                  156,428            -              -
   Interest expense                               (57,358)     (35,267)         62.6%
   Income from unconsolidated cellular entities    10,705        9,475          13.0%
   Minority interest                               (3,263)      (2,871)         13.7%
   Other income and expense                         4,578        2,384          92.0%
   Income tax expense                             (92,054)     (40,768)        125.8%
----------------------------------------------------------------------

NET INCOME                                      $ 154,241       57,845         166.6%
======================================================================

EARNINGS PER SHARE
   Basic                                        $    1.10         0.41         168.3%
   Diluted                                      $    1.09         0.41         165.9%

SHARES OUTSTANDING
   Basic                                          140,720      139,995           0.5%
   Diluted                                        142,059      141,732           0.2%

DIVIDENDS PER COMMON SHARE                      $  0.0500       0.0475           5.3%


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (UNAUDITED)

Excludes nonrecurring gains and losses                                    INCREASE
In thousands, except per share amounts             2001         2000     (DECREASE)
----------------------------------------------------------------------------------

          TELEPHONE OPERATIONS
Operating revenues
   Local service                                $ 123,293       90,527      36.2%
   Network access                                 212,570      160,933      32.1%
   Other                                           32,021       24,628      30.0%
----------------------------------------------------------------------
                                                  367,884      276,088      33.2%
----------------------------------------------------------------------
Operating expenses
   Plant operations                                93,490       59,763      56.4%
   Customer operations                             28,814       25,509      13.0%
   Corporate and other                             47,271       40,336      17.2%
   Depreciation and amortization                   98,927       67,631      46.3%
----------------------------------------------------------------------
                                                  268,502      193,239      38.9%
----------------------------------------------------------------------

Telephone operating income                         99,382       82,849      20.0%
----------------------------------------------------------------------

          WIRELESS OPERATIONS
Operating revenues
   Service revenues                               107,102      107,351      (0.2%)
   Equipment sales                                  2,584        3,791     (31.8%)
----------------------------------------------------------------------
                                                  109,686      111,142      (1.3%)
----------------------------------------------------------------------

Operating expenses
   Cost of equipment sold                           5,837        6,356      (8.2%)
   System operations                               17,175       16,380       4.9%
   General, administrative and customer service    21,055       19,421       8.4%
   Sales and marketing                             18,996       19,431      (2.2%)
   Depreciation and amortization                   15,606       16,742      (6.8%)
----------------------------------------------------------------------
                                                   78,669       78,330       0.4%
----------------------------------------------------------------------
 Wireless operating income                         31,017       32,812      (5.5%)
----------------------------------------------------------------------

            OTHER OPERATIONS
Operating revenues
  Long distance                                    28,514       25,099      13.6%
  Internet                                          8,718        5,273      65.3%
  Other                                             4,134        5,554     (25.6%)
----------------------------------------------------------------------
----------------------------------------------------------------------
                                                   41,366       35,926      15.1%
----------------------------------------------------------------------

Operating expenses
   Cost of sales and other                         34,897       25,299      37.9%
   Depreciation and amortization                    1,663        1,396      19.1%
----------------------------------------------------------------------
                                                   36,560       26,695      37.0%
----------------------------------------------------------------------
Other operating income                              4,806        9,231     (47.9%)
----------------------------------------------------------------------

TOTAL OPERATING INCOME                            135,205      124,892       8.3%

OTHER INCOME (EXPENSE)
   Interest expense                               (57,358)     (35,267)     62.6%
   Income from unconsolidated cellular entities     8,541        9,475      (9.9%)
   Minority interest                               (3,250)      (2,871)     13.2%
   Other income and expense                         4,578        2,384      92.0%
   Income tax expense                             (34,178)     (40,768)    (16.2%)
----------------------------------------------------------------------

NET INCOME                                      $  53,538       57,845      (7.4%)
======================================================================

EARNINGS PER SHARE
   Basic                                        $    0.38         0.41      (7.3%)
   Diluted                                      $    0.38         0.41      (7.3%)

SHARES OUTSTANDING
   Basic                                          140,720      139,995       0.5%
   Diluted                                        142,059      141,732       0.2%

DIVIDENDS PER COMMON SHARE                      $  0.0500       0.0475       5.3%




                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                     SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (UNAUDITED)

                                                                       INCREASE
In thousands, except per share amounts         2001          2000     (DECREASE)
--------------------------------------------------------------------------------

         TELEPHONE OPERATIONS
Operating revenues
   Local service                           $ 244,454       178,592        36.9%
   Network access                            426,437       323,186        31.9%
   Other                                      68,242        51,236        33.2%
------------------------------------------------------------------
                                             739,133       553,014        33.7%
------------------------------------------------------------------

Operating expenses
   Plant operations                          187,375       122,539        52.9%
   Customer operations                        58,071        48,270        20.3%
   Corporate and other                        94,036        79,868        17.7%
   Depreciation and amortization             196,288       134,991        45.4%
------------------------------------------------------------------
                                             535,770       385,668        38.9%
------------------------------------------------------------------
 Telephone operating income                  203,363       167,346        21.5%
------------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
   Service revenues                          208,202       203,974         2.1%
   Equipment sales                             5,890         7,572       (22.2%)
------------------------------------------------------------------
                                             214,092       211,546         1.2%
------------------------------------------------------------------

Operating expenses
   Cost of equipment sold                     11,681        14,536       (19.6%)
   System operations                          34,641        32,033         8.1%
   General, administrative and
    customer service                          41,792        37,627        11.1%
   Sales and marketing                        37,821        41,556        (9.0%)
   Depreciation and amortization              32,220        33,091        (2.6%)
------------------------------------------------------------------
                                             158,155       158,843        (0.4%)
------------------------------------------------------------------
Wireless operating income                     55,937        52,703         6.1%
 ------------------------------------------------------------------

           OTHER OPERATIONS
Operating revenues
   Long distance                              56,114        49,926        12.4%
   Internet                                   17,117        10,285        66.4%
   Other                                       8,488        11,341       (25.2%)
------------------------------------------------------------------
                                              81,719        71,552        14.2%
------------------------------------------------------------------

Operating expenses
   Cost of sales and other                    68,486        52,789        29.7%
   Depreciation and amortization               3,120         2,498        24.9%
------------------------------------------------------------------
                                              71,606        55,287        29.5%
------------------------------------------------------------------
Other operating income                        10,113        16,265       (37.8%)
------------------------------------------------------------------

TOTAL OPERATING INCOME                       269,413       236,314        14.0%

OTHER INCOME (EXPENSE)
   Nonrecurring gains and losses             156,428         9,910     1,478.5%
   Interest expense                         (119,061)      (71,309)       67.0%
   Income from unconsolidated
    cellular entities                         16,026         8,016        99.9%
   Minority interest                          (5,912)       (5,163)       14.5%
   Other income and expense                    7,501         6,613        13.4%
   Income tax expense                       (123,432)      (77,252)       59.8%
------------------------------------------------------------------

NET INCOME                                 $ 200,963       107,129        87.6%
==================================================================

EARNINGS PER SHARE
   Basic                                   $    1.43          0.76        88.2%
   Diluted                                 $    1.41          0.76        85.5%

SHARES OUTSTANDING
   Basic                                     140,656       139,874         0.6%
   Diluted                                   142,271       141,729         0.4%

DIVIDENDS PER COMMON SHARE                 $  0.1000        0.0950         5.3%



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                     SIX MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (UNAUDITED)

Excludes nonrecurring gains and losses                                 INCREASE
In thousands, except per share amounts         2001          2000     (DECREASE)
------------------------------------------------------------

         TELEPHONE OPERATIONS
Operating revenues
   Local service                           $ 244,454       178,592        36.9%
   Network access                            426,437       323,186        31.9%
   Other                                      68,242        51,236        33.2%
------------------------------------------------------------------
                                             739,133       553,014        33.7%
------------------------------------------------------------------
Operating expenses
   Plant operations                          185,375       122,539        51.3%
   Customer operations                        58,071        48,270        20.3%
   Corporate and other                        94,036        79,868        17.7%
   Depreciation and amortization             196,288       134,991        45.4%
------------------------------------------------------------------
                                             533,770       385,668        38.4%
------------------------------------------------------------------
Telephone operating income                   205,363       167,346        22.7%
------------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
   Service revenues                          208,202       203,974         2.1%
   Equipment sales                             5,890         7,572       (22.2%)
------------------------------------------------------------------
                                             214,092       211,546         1.2%
------------------------------------------------------------------
Operating expenses
   Cost of equipment sold                     11,681        14,536       (19.6%)
   System operations                          34,641        32,033         8.1%
   General, administrative and
    customer service                          41,792        37,627        11.1%
   Sales and marketing                        37,821        41,556        (9.0%)
   Depreciation and amortization              32,220        33,091        (2.6%)
------------------------------------------------------------------
                                             158,155       158,843        (0.4%)
------------------------------------------------------------------
Wireless operating income                     55,937        52,703         6.1%
------------------------------------------------------------------

           OTHER OPERATIONS
Operating revenues
   Long distance                              56,114        49,926        12.4%
   Internet                                   17,117        10,285        66.4%
   Other                                       8,488        11,341       (25.2%)
------------------------------------------------------------------
                                              81,719        71,552        14.2%
------------------------------------------------------------------

Operating expenses
   Cost of sales and other                    68,486        52,285        31.0%
   Depreciation and amortization               3,120         2,498        24.9%
------------------------------------------------------------------
                                              71,606        54,783        30.7%
------------------------------------------------------------------
Other operating income                        10,113        16,769       (39.7%)
------------------------------------------------------------------

TOTAL OPERATING INCOME                       271,413       236,818        14.6%

OTHER INCOME (EXPENSE)
   Interest expense                         (119,061)     (71,309)        67.0%
   Income from unconsolidated
    cellular entities                         13,862        13,346         3.9%
   Minority interest                          (5,899)       (5,163)       14.3%
   Other income and expense                    7,501         6,613        13.4%
   Income tax expense                        (66,356)      (74,564)      (11.0%)
------------------------------------------------------------------

NET INCOME                                 $ 101,460       105,741        (4.0%)
==================================================================

EARNINGS PER SHARE
   Basic                                   $    0.72          0.75        (4.0%)
   Diluted                                 $    0.71          0.75        (5.3%)

SHARES OUTSTANDING
   Basic                                     140,656       139,874         0.6%
   Diluted                                   142,271       141,729         0.4%

DIVIDENDS PER COMMON SHARE                 $  0.1000        0.0950         5.3%


                                CenturyTel, Inc.
                          CONSOLIDATED BALANCE SHEETS
                      June 30, 2001 and December 31, 2000
                                  (UNAUDITED)


                                              June 30,          December 31,
                                                2001                2000
----------------------------------------------------------------------------
                                                     (in thousands)
           ASSETS

CURRENT ASSETS
     Cash and cash equivalents            $       39,323              19,039
     Other current assets                        390,571             357,465
----------------------------------------------------------------------------
       Total current assets                      429,894             376,504
----------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
     Telephone                                 5,149,185           4,999,808
     Wireless                                    533,451             522,684
     Other                                       425,702             392,024
     Accumulated depreciation                 (3,143,285)         (2,955,223)
----------------------------------------------------------------------------
       Net property, plant and equipment       2,965,053           2,959,293
----------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
     Excess cost of net assets acquired        2,511,255           2,509,033
     Other                                       605,703             548,460
----------------------------------------------------------------------------
       Total investments and other assets      3,116,958           3,057,493
----------------------------------------------------------------------------

TOTAL ASSETS                              $    6,511,905           6,393,290
============================================================================

           LIABILITIES AND EQUITY

CURRENT LIABILITIES
     Short-term debt and current maturities
     of long-term debt                    $      369,987             425,962
     Other current liabilities                   405,661             317,408
----------------------------------------------------------------------------
       Total current liabilities                 775,648             743,370

LONG-TERM DEBT                                 2,961,748           3,050,292
DEFERRED CREDITS AND OTHER LIABILITIES           537,790             567,549
STOCKHOLDERS' EQUITY                           2,236,719           2,032,079
----------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY              $    6,511,905           6,393,290
============================================================================


                              CAPITAL EXPENDITURES
                    SIX MONTHS ENDED JUNE 30, 2001 AND 2000

                                                                         INC
                                               2001          2000       (DEC)
-----------------------------------------------------------------------------
                                                 (in thousands)

Telephone                                 $  161,817        75,414     114.6%
Wireless                                      33,596        14,685     128.8%
Other                                         47,905        49,308      (2.8%)
------------------------------------------------------------------
   Total capital expenditures             $  243,318       139,407      74.5%
==================================================================


                              CAPITAL EXPENDITURES
                    THREE MONTHS ENDED JUNE 30, 2001 AND 2000

                                                                          INC
                                               2001          2000        (DEC)
-----------------------------------------------------------------------------
                                                 (in thousands)

Telephone                                 $   89,137        46,105      93.3%
Wireless                                      15,264        11,006      38.7%
Other                                         18,332        24,131     (24.0%)
------------------------------------------------------------------
   Total capital expenditures             $  122,733        81,242      51.1%
==================================================================

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CenturyTel, Inc.

                                     By: /s/ Neil A. Sweasy
                                         ----------------------
                                         Neil A. Sweasy
                                         Vice President and Controller